UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2013

ROCKY BRANDS, INC.
(Exact name of registrant as specifıed in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identifıcation No.)

39 East Canal Street, Nelsonville, Ohio	45764
(Address of principal executive offıces)	(Zip Code)

Registrant’s telephone number, including area code (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 9, 2013, Rocky Brands, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Borrowers”) entered into Amendment No. 1 to Loan Agreement (the “Amendment”), which amends the Company’s Revolving Credit, Guaranty, and Security Agreement with the lenders party thereto (the “Lenders”), and PNC Bank, National Association, as administrative agent for the Lenders (the “Agent”). A copy of the Revolving Credit, Guaranty, and Security Agreement between the Borrowers, the Lenders, and the Agent (the “Loan Agreement”) was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 20, 2010, filed with the Securities and Exchange Commission on October 21, 2010, and is incorporated herein by reference. (All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.)

The Amendment provides greater flexibility to permit the Company to pay dividends, make purchases of stock, redeem stock, and make other restricted payments to the Company’s shareholders. The Amendment also updates the Loan Agreement for certain provisions required by the Agent, including anti-terrorism and other requirements under the USA PATRIOT Act and the Office of Foreign Assets Control and certain tax and reporting requirements.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2013, the Company held its annual meeting of shareholders. The following directors were elected at the meeting according to the vote tabulation described below:

Director	Votes For	Votes Withheld	Non Votes
Mike Brooks	2,710,883	2,139,303	1,809,172
Glenn E. Corlett	2,502,597	2,347,589	1,809,172
Harley E. Rouda, Jr.	2,709,418	2,140,768	1,809,172
James L. Stewart	2,708,274	2,141,912	1,809,172

The shareholders voted on a resolution to approve on an advisory, nonbinding basis the compensation of the Company’s named executive officers according to the vote tabulation described below:

Votes For	Votes Against	Abstain	Non Votes
4,731,710	58,616	59,860	1,809,172

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Finally, the shareholders ratified the selection of Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, according to the vote tabulation described below:

Votes For	Votes Against	Abstain	Non Votes
6,623,370	12,518	23,470	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Loan Agreement, dated May 9, 2013, by and among Rocky Brands, Inc., Lehigh Outfitters, LLC, Lifestyle Footwear, Inc., Rocky Brands Wholesale LLC, Rocky Brands International, LLC, and Rocky Canada, Inc., the lenders party thereto, and PNC Bank, National Association, as agent for the lenders

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: May 14, 2013	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice
President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Loan Agreement, dated May 9, 2013, by and among Rocky Brands, Inc., Lehigh Outfitters, LLC, Lifestyle Footwear, Inc., Rocky Brands Wholesale LLC, Rocky Brands International, LLC, and Rocky Canada, Inc., the lenders party thereto, and PNC Bank, National Association, as agent for the lenders

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